UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

Commission File Number	1-15202

     W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			22-1867895
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

475 Steamboat Road	Greenwich	Connecticut	06830
(Address of principal executive offices)			(Zip Code)

(203)	629-3000
(Registrant’s telephone number, including area code)

None
Former name, former address and former fiscal year, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.700% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.100% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange
4.250% Subordinated Debentures due 2060	WRB-PG	New York Stock Exchange
4.125% Subordinated Debentures due 2061	WRB-PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
W. R. Berkley Corporation (the “Company”) held its Annual Meeting of Stockholders on June 14, 2023. The meeting involved: (i) the election of four directors for terms to expire (a) in the case of nominees W. Robert Berkley, Jr. and María Luisa Ferré, at the Company’s Annual Meeting of Stockholders to be held in 2026 and until their respective successors are duly elected and qualified, unless sooner displaced, and (b) in the case of nominees Daniel L. Mosley and Mark L. Shapiro, at the Annual Meeting of Stockholders to be held in 2024 and until their respective successors are duly elected and qualified, unless sooner displaced; (ii) a resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or “say-on-pay” vote; (iii) the frequency with which say-on-pay votes should be held in the future, on a non-binding advisory basis; and (iv) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
The directors elected and the final voting results are as follows:
(i)    Election of Directors:

Nominee	For	Against	Abstain	Broker Non Votes
W. Robert Berkley, Jr.	197,785,682	38,141,239	115,184	16,466,509
María Luisa Ferré	190,284,846	45,554,281	202,978	16,466,509
Daniel L. Mosley	233,925,260	1,757,597	359,248	16,466,509
Mark L. Shapiro	167,173,831	68,663,642	204,632	16,466,509
(ii)    Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-on-Pay” Vote):

For	Against	Abstain	Broker Non Votes
224,376,191	8,893,131	2,772,783	16,466,509
(iii)    Non-Binding Advisory Vote on the Frequency with Which Say-on-Pay Votes should be held in the Future:

Every Year	Every Two Years	Every Three Years	Abstain
233,457,628	203,090	2,177,679	203,708
In light of such voting results, the Company will hold say-on-pay votes every year until the next advisory vote on the frequency of such votes which, in accordance with applicable law, will occur no later than the Company’s Annual Meeting in 2029.
(iv)    Ratification of the Appointment of KPMG LLP:

For	Against	Abstain
241,140,282	11,219,533	148,799

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
	Name:	Richard M. Baio
	Title:	Executive Vice President-
Chief Financial Officer

Date: June 16, 2023